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                                                                     Exhibit 1.1

                                                                       B&W Draft
                                                                        11/21/96


              [FORM OF PREFERRED SECURITIES UNDERWRITING AGREEMENT]

                              PWG CAPITAL TRUST [ ]
                            ____ Preferred Securities

                 (Liquidation Amount $25 Per Preferred Security)

                                  Guaranteed by

                             PAINE WEBBER GROUP INC.

                             UNDERWRITING AGREEMENT

                                                                          [DATE]

PAINEWEBBER INCORPORATED
[Other Representatives]
  as Representative[s] of the several Underwriters
c/o PaineWebber Incorporated
1285 Avenue of the Americas
New York, New York  10019

Ladies and Gentlemen:

         PWG Capital Trust [ ] (the "Trust"), a business trust organized under the Delaware Business Trust Act (the "Delaware Act") of the State of Delaware (Chapter 38, Title 12, of the Delaware Code, 12 Del. C. ss. 3801 et seq.), proposes to issue and sell an aggregate of _____ shares of its __% preferred trust securities (the "Firm Securities"). The Trust has also agreed to grant to you and the other Underwriters (as defined below) an option (the "Option") to purchase up to an additional __ shares of its __% preferred trust securities (the "Option Securities") on the terms and for the purposes set forth in Section 1(b). The Firm Securities and the Option Securities are hereinafter collectively referred to as the "Preferred Securities." The Preferred Securities will be sold to you and to the other underwriters named in Schedule I (collectively, the "Underwriters") for whom you are acting as representatives[s] (the "Representative[s]"). The Preferred Securities will be guaranteed, to the extent set forth in the Prospectus (as defined in Section 3(a) hereof), by Paine Webber
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Group Inc., a Delaware corporation (the "Company"). Capitalized terms used but not separately defined herein are defined in the Prospectus and used herein as so defined.

         It is understood that substantially contemporaneously with the offering and sale of the Firm Securities to the Underwriters contemplated hereby, (i) the Trust, its trustees (the "Trustees") and the Company shall take all necessary action to adopt an Amended and Restated Declaration of Trust in substantially the form of the Form of Amended and Restated Declaration of Trust filed as
Exhibit 4.11 to the Registration Statement (as defined in Section 3(a) hereof) (as so amended and restated, the "Declaration"), pursuant to which the Trust shall (x) issue and sell the Preferred Securities to the Underwriters pursuant hereto and (y) issue [ ] shares of its [ ]% common trust securities (and up to an additional [ ] shares of such securities in connection with the issuance and sale of the Option Securities) (the "Common Securities" and, together with the Preferred Securities, the "Trust Securities") to the Company, in each case with such rights and obligations as shall be set forth in the Declaration, (ii) the Company and The Chase Manhattan Bank, as trustee (the "Debt Trustee"), shall enter into an Indenture in substantially the form of the Form of the Junior Subordinated Debt Indenture filed as Exhibit 4.1 to the Registration Statement (as supplemented by the Supplemental Indenture substantially in the form filed as Exhibit 4.13 to the Registration Statement, the "Indenture") providing for the issuance of up to $[ ] in aggregate principal amount of the Company's Junior Subordinated Debentures due - (the "Debentures"), (iii) the Company shall sell such Debentures to the Trust in conjunction with the consummation of the sale of the Preferred Securities to the Underwriters contemplated hereby and (iv) the Company and The Chase Manhattan Bank, as Guarantee Trustee (the "Guarantee Trustee"), shall enter into a Guarantee Agreement in substantially the form of the Form of Guarantee Agreement with respect to the Preferred Securities filed as Exhibit 4.15 to the Registration Statement (the "Guarantee") for the benefit of holders from time to time of the Preferred Securities. The Preferred Securities together with the Guarantee are collectively hereinafter called the "Offered Securities".

         The Company confirms as follows its agreements with the Representative[s] and the several other Underwriters.

              1.   Agreement to Sell and Purchase.

                   (a) On the basis of the representations, warranties and agreements of the Trust and the Company herein contained and subject to all the terms and conditions of this Agreement, the Trust agrees to sell to each Underwriter, and each Underwriter, severally and not jointly, agrees to purchase from the Trust, at a purchase price of $25.00 per Preferred Security, the number of Firm Securities set forth opposite the name of such Underwriter in Schedule I, plus such additional number of Firm Securities which such Underwriter may become obligated to purchase pursuant to Section 8 hereof.

                   (b) Subject to all the terms and conditions of this Agreement, the Trust grants the Option to the several Underwriters to purchase, severally and not jointly, up


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to ______ Option Securities from the Trust at the same purchase price per
Preferred Security as the Underwriters shall pay for the Firm Securities plus any accrued and unpaid distributions on the Option Securities as of the Option Closing Date (as defined below). The Option may be exercised only to cover over-allotments in the sale of the Firm Securities by the Underwriters and may be exercised in whole or in part at any time (but not more than once) on or before the [30th] day after the date hereof, upon written or telegraphic notice (the "Option Securities Notice") by the Representative[s] to the Trust and the Company no later than 12:00 noon, New York City time, at least two and no more than five business days before the date specified for closing in the Option Securities Notice (the "Option Closing Date") setting forth the aggregate number of Option Securities to be purchased and the time and date for such purchase. On the Option Closing Date, the Trust will issue and sell to the Underwriters the number of Option Securities set forth in the Option Securities Notice, and each Underwriter will purchase such percentage of the Option Securities as is equal to the percentage of Firm Securities that such Underwriter is purchasing, as adjusted by the Representative[s] in such manner as they deem advisable to avoid fractional Preferred Securities.

              (c) As compensation to the Underwriters for their commitment hereunder, and in view of the fact that the proceeds of the sale of the Preferred Securities will be used by the Trust to purchase the Debentures of the Company, the Company hereby agrees to pay at the Closing Date and the Option Closing Date, if applicable, for the account of the several Underwriters, an amount equal to $[ ] per Preferred Security.

        2. Delivery and Payment. Delivery of the Firm Securities shall be made to the Representative[s] for the accounts of the Underwriters at the offices of PaineWebber Incorporated, 1285 Avenue of the Americas, New York, New York 10019, against payment of the purchase price by credit of immediately available funds to the account of the Trust with The Depository Trust Company. Such payments shall be made at 10:00 a.m., New York City time, on the [third] [fourth] business day after the date on which the first bona fide offering of the Firm Securities to the public is made by the Underwriters or at such time on such other date, not later than seven business days after such date, as may be agreed upon by the Trust and the Representative[s] (such date is hereinafter referred to as the "Closing Date").

         To the extent the Option is exercised, delivery of the Option Securities against payment by the Underwriters (in the manner specified above) will take place at the time and date (which may be the Closing Date) specified in the Option Securities Notice.

         The cost of original issue tax stamps, if any, in connection with the issuance and delivery of the Firm Securities and Option Securities by the Trust to the respective Underwriters shall be borne by the Trust. The Trust will pay and save each Underwriter and any subsequent holder of the Preferred Securities harmless from any and all liabilities with respect to or resulting from any failure or delay in paying Federal and state stamp and other transfer taxes, if any, which may be payable or determined to be payable in connection with


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the original issuance or sale to such Underwriter of the Firm Securities and
Option Securities.

         At the Closing Date and the Option Closing Date, if any, the Company will pay, or cause to be paid, the commission payable at such time to the Underwriters under Section 1(c) hereof by wire transfer of immediately available funds to a bank account (or bank accounts) designated by the Representative[s].

         3. Representations and Warranties of the Trust and the Company. Each of the Trust and the Company, jointly and severally, represents and warrants to, and agrees with, the several Underwriters that:

              (a) The Trust and the Company meet the requirements for use of Form S-3 and a registration statement (Registration Nos. 333-13831 and 333-13831-0[ ]) on Form S-3 relating to the Offered Securities, including a preliminary prospectus relating to the Offered Securities and such amendments to such registration statement as may have been required to the date of this Agreement, has been prepared by the Company and the Trust under the provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (collectively referred to as the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, and has been filed with the Commission. Copies of such registration statement and amendments and of each related preliminary prospectus have been delivered to the Representative[s]. The Company will next file with the Commission one of the following: (i) prior to effectiveness of such registration statement, a further amendment to such registration statement, including the form of final prospectus relating to the Offered Securities, (ii) a final prospectus relating to the Offered Securities in accordance with Rule 430A ("Rule 430A") and Rule 424(b)(1) or (4) of the Rules and Regulations, or (iii) a final prospectus relating to the Offered Securities in accordance with Rule 415 ("Rule 415") and Rule 424(b)(2) or (5) of the Rules and Regulations. In the case of Clause (ii), the Company has included in such registration statement, as amended at the Effective Date (as defined below), all information required by the Act and the Rules and Regulations to be included in the Prospectus (as defined herein) with respect to the Offered Securities and the offering thereof other than the information permitted to be omitted therefrom at the Effective Date by Rule 430A ("Rule 430A Information"). As filed, such amendment and form of final prospectus, or such final prospectus, shall contain all Rule 430A Information, together with all other such required information, with respect to the Offered Securities and the offering thereof and, except to the extent the Representative[s] shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the time (the "Execution Time") this Agreement is entered into or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest preliminary prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein. If the Registration Statement (as defined below) contains the undertaking specified by Regulation S-K Item 512(a), the Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(x). The term


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"preliminary prospectus" as used herein means any preliminary prospectus
(including the supplement thereto) relating to the Offered Securities referred to above and any preliminary prospectus (including the supplement thereto) relating to the Offered Securities included in the Registration Statement at the Effective Date that omits Rule 430A Information. The term "Registration Statement" means the registration statement referred to above as amended at the time it became effective (the "Effective Date") and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date shall also mean such registration statement as so amended, including financial statements and all exhibits and any information deemed to be included by Rule 430A of the Rules and Regulations after the Execution Time. If the Company and the Trust files a registration statement to register a portion of the Offered Securities and relies on Rule 462(b) of the Regulations for such registration statement to become effective upon filing with the Commission (the "Rule 462 Registration Statement"), then any reference to the "Registration Statement" shall be deemed to include the Rule 462 Registration Statement, as amended from time to time. The term "Prospectus" means the prospectus (including the supplement thereto) relating to the Offered Securities that is first filed with the Commission pursuant to Rule 424(b) ("Rule 424(b)") of the Rules and Regulations after the Execution Time or, if no such filing is required, the form of final prospectus (including the supplement thereto) relating to the Offered Securities included in the Registration Statement at the Effective Date. Any reference herein to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the Effective Date or the date of such preliminary prospectus or the Prospectus, as the case may be. Any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date, or the date of any preliminary prospectus or the Prospectus, as the case may be, and deemed to be incorporated therein by reference.

              (b) On the Effective Date, the date the Prospectus is first filed with the Commission pursuant to Rule 424(b) (if required), at all times subsequent to and including the Closing Date and if later, the Option Closing Date and when any post-effective amendment to the Registration Statement becomes effective or any amendment or supplement to the Prospectus is filed with the Commission the Registration Statement and the Prospectus (as amended or supplemented if the Company and the Trust shall have filed with the Commission any amendment or supplement thereto), including the financial statements included or incorporated by reference in the Prospectus, did or will comply with the applicable provisions of the Act, the Exchange Act, the rules and regulations thereunder (the "Exchange Act Rules and Regulations"), the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), the rules and regulations thereunder (the "Trust Indenture Act Rules and Regulations") and the Rules and Regulations and will contain all statements required to be stated therein in accordance with the Act, the Exchange Act, the Exchange Act Rules and Regulations and the Rules and Regulations. On the Effective Date and when any post-


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effective amendment to the Registration Statement becomes effective, no part of the Registration Statement or any such amendment did or will contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. At the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), did not, and on the date the Prospectus is filed (if required) with the Commission pursuant to Rule 424(b) and on the Closing Date, and, if later, the Option Closing Date, the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing representations and warranties in this Section 3(b) do not apply to any statements or omission made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representative[s] specifically for inclusion in the Registration Statement or Prospectus or any amendment or supplement thereto. The Company has not distributed any offering material in connection with the offering or sale of the Offered Securities other than the Registration statement, the preliminary prospectus, the Prospectus or any other materials, if any, permitted by the Act. On the Effective Date, the date the Prospectus is first filed with the Commission pursuant to Rule 424(b) (if required), and at all subsequent times to and including the Closing Date or, if later, the Option Closing Date, the Indenture will comply with all applicable provisions of the Trust Indenture Act and the Trust Indenture Act Rules and Regulations.

              (c) The documents which are incorporated by reference in the preliminary prospectus and the Prospectus or from which information is so incorporated by reference, at the time they became effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the Act and the Exchange Act, as applicable, the Exchange Act Rules and Regulations and the Rules and Regulations and any documents so filed and incorporated by reference subsequent to the Effective Date shall, when they are filed with the Commission, conform in all material respects with the requirements of the Act and the Exchange Act, as applicable, the Exchange Act Rules and Regulations and the Rules and Regulations.

              (d) The Company and each of the Company's "significant subsidiaries" as such term is defined in Rule 1-02 of Regulation S-X under the Act (collectively, the "Subsidiaries") is, and at the Closing Date will be, a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. The Company and each of its Subsidiaries has, and at the Closing Date will have, full power and authority to conduct all the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus; except where the failure to have such power and authority would not have a Material Adverse Effect (as defined below). The Company and each of its Subsidiaries is, and at the Closing Date will be, duly licensed or qualified to do business and in good standing as a foreign corporation in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such licensing or qualification necessary except for such failures to be licensed or qualified as


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would not materially and adversely affect the business, properties, business prospects, condition (financial or otherwise) or results of operation of the Trust or of the Company and its subsidiaries considered as one enterprise (a "Material Adverse Effect"). All of the outstanding shares of capital stock of the Subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable and are owned by the Company free and clear of all liens, encumbrances and claims (collectively, "Liens") whatsoever except for such Liens as would not have a Material Adverse Effect. Complete and correct copies of the certificate of incorporation and of the by-laws of the Company and each of its Subsidiaries and all amendments thereto have been delivered to the Representative[s], and no changes therein will be made subsequent to the date hereof and prior to the Closing Date or, if later, the Option Closing Date.

              (e) The descriptions of the Preferred Securities, the Common Securities, the Guarantee and the Debentures in the Registration Statement and in the Prospectus are, and at the Closing Date will be, complete and accurate in all material respects. The Indenture conforms to the description thereof contained in the Registration Statement and the Prospectus in all material respects.

              (f) The financial statements and schedules included or incorporated by reference in the Registration Statement or the Prospectus, and any amendment or supplement thereto, present fairly the consolidated financial condition of the Company as of the respective dates thereof and the consolidated results of operations and cash flows of the Company for the respective periods covered thereby, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the entire period involved, except as otherwise disclosed in the Prospectus. No other financial statements or schedules of the Company are required by the Act, the Exchange Act or the Rules and Regulations to be included in the Registration Statement or the Prospectus. Ernst & Young LLP (the "Accountants"), who have reported on such financial statements and schedules, are independent accountants with respect to the Company as required by the Act and the Rules and Regulations. The statements included in the Registration Statement with respect to the Accountants pursuant to Rule 509 of Regulation S-K of the Rules and Regulations are true and correct in all material respects.

              (g) Each of the Trust and the Company maintains a system of internal accountings control sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

              (h) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and prior to the Closing Date, except


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as set forth in or contemplated by the Registration Statement and the
Prospectus, (i) there has not been and will not have been any change in the capitalization of the Trust or the Company, or any material adverse change in the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Trust or the Company and its subsidiaries considered as one enterprise, arising for any reason whatsoever, (ii) neither the Trust nor the Company nor any of its Subsidiaries has incurred nor will incur any material liabilities or obligations, direct or contingent, nor have they entered into nor will they enter into any material transactions other than pursuant to this Agreement and the transactions referred to herein, and (iii) the Trust has not and will not have paid or declared any distributions of any kind on any class of its securities.

              (i) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act; all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made; under the Delaware Act and the Declaration, the Trust has the business trust power and authority to
(x) own property and conduct its business, all as described in the Prospectus,
(y) enter into and perform its obligations under this Agreement, and (z) issue and perform its obligations under the Preferred Securities and the Common Securities and is not required to be authorized to do business in any jurisdiction other than Delaware; the Trust is not a party to or otherwise bound by any agreement other than those described in the Prospectus; the Trust does not have any consolidated or unconsolidated subsidiaries; and the Trust is and will be treated as a consolidated subsidiary of the Company pursuant to generally accepted accounting principles.

              (j) The Declaration has been duly and validly authorized by the Company and, when executed and delivered by the Company and the Trustees at the Closing Date, and assuming due authorization, execution and delivery thereof by the Property Trustee and the Delaware Trustee (as such terms are defined in the Declaration), will be the valid and binding obligation of the Company and the Trustees, enforceable against the Company and the Trustees in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law) and conforms to the description thereof contained in the Prospectus; and, at the Closing Date, the Declaration will have been duly qualified under the Trust Indenture Act.

              (k) The execution and delivery by the Trust and the Company of this Agreement and the performance by the Trust and the Company of their respective obligations hereunder, have been duly authorized by all necessary business trust action on the part of the Trust and corporate action on the part of the Company; and this Agreement has been duly executed and delivered by the Trust and the Company.


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              (l)  The Common Securities have been duly authorized by the
Declaration and, when issued and delivered by the Trust to the Company against payment therefor in accordance with the Declaration, will be validly issued and [(subject to the terms of the Declaration)] fully paid and nonassessable undivided beneficial interests in the assets of the Trust; and under the Delaware Act and the Declaration, the issuance of the Common Securities will not be subject to preemptive or other similar rights.

              (m) The Preferred Securities have been duly authorized by the Declaration and, when issued and delivered by the Trust in accordance with the Declaration to the Underwriters and paid for in accordance with this Agreement, will be validly issued, and [(subject to the terms of the Declaration)] fully paid and nonassessable undivided beneficial interests in the assets of the Trust and will be entitled to the benefits of the Declaration; the holders of the Preferred Securities, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability as that extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; under the Delaware Act and the Declaration, the issuance of the Preferred Securities will not be subject to preemptive or other similar rights; and the Preferred Securities will conform to the description thereof in any preliminary prospectus and in the Prospectus.

              (n) At the Closing Date and the Option Closing Date, all of the issued and outstanding Common Securities of the Trust will be directly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

              (o) At the Closing Date and the Option Closing Date, the Property Trustee will be the record holder of the Debentures and no security interest, mortgage, pledge, lien, encumbrance, claim or equity will be noted thereon or on the Debenture register maintained by or on behalf of the Company.

              (p) The Guarantee has been duly and validly authorized by the Company and, when executed and delivered by the Company at the Closing Date, will constitute a valid and legally binding agreement of the Company enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law); at the Closing Date, the Guarantee will have been duly qualified under the Trust Indenture Act; and the Guarantee will conform to the description thereof contained in any preliminary prospectus and in the Prospectus.

              (q) The Indenture has been duly and validly authorized by the Company and, when executed and delivered by the Company at the Closing Date and, assuming due authorization, execution and delivery by the Debt Trustee, at such Closing


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Date will constitute a valid and legally binding agreement of the Company enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law); at the Closing Date, the Indenture will have been duly qualified under the Trust Indenture Act; and the Indenture will conform to the description thereof contained in any preliminary prospectus and in the Prospectus.

              (r) The Debentures have been duly and validly authorized by the Company and, when executed and authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Trust in accordance with the Declaration, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law); and the Debentures will be in the form contemplated by, and entitled to the benefits of, the Indenture and will conform to the description thereof contained in the Prospectus.

              (s) Neither the Commission nor the Blue Sky or securities authority of any jurisdiction has issued an order (a "Stop Order") suspending the effectiveness of the Registration Statement, preventing or suspending the use of any preliminary prospectus, the Prospectus, the Registration Statement or any amendment or supplement thereto, refusing to permit the effectiveness of the Registration Statement, suspending the registration or qualification of the Offered Securities, nor have any such authorities instituted or, to the knowledge of the Trust or the Company, threatened to institute any proceedings with respect to a Stop Order in any jurisdiction in which the Offered Securities are to be sold or in which the Offered Securities may be issued, nor, with respect to accuracy on the Closing Date, has there been any Stop Order instituted or, to the knowledge of the Trust or the Company, threatened on or after the effective date of the Registration Statement in any jurisdiction.

              (t) The Debentures are subordinated and junior in right of payment to all Senior Indebtedness (as defined in the Indenture) of the Company.

              (u) The execution, delivery and performance by the Company of this Agreement, the Indenture, the Debentures and the Guarantee and the execution, delivery and performance by the Trust of this Agreement, the Declaration and the Trust Securities and the consummation of the transactions contemplated hereby and thereby and compliance by the Company and the Trust, as the case may be, with the terms hereof and thereof and the application of the net proceeds from the offering and sale of the Trust Securities to be sold by the Trust and the Debentures to be sold by the Company in the manner set forth in the Prospectus under "Use of Proceeds" will not result in the creation or imposition of any lien,


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charge or encumbrance upon any of the assets of the Trust or the Company or any of the Subsidiaries pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any other party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, the Declaration, the certificate of incorporation or by-laws of the Company or any of the Subsidiaries, any contract or other agreement to which the Trust or the Company or any of the Subsidiaries is a party or by which the Trust or the Company or any of the Subsidiaries or any of their respective properties is bound or affected, or violate or conflict with any judgment, ruling, decree, order, statute, rule or regulation of any court or governmental agency or body applicable to the business or properties of the Trust or the Company or any of the Subsidiaries except for any of the foregoing which would not have a Material Adverse Effect.

              (v) No holder of securities of the Company or the Trust has rights to the registration of any securities of the Company or the Trust because of the filing of the Registration Statement.

              (w) Neither the Trust nor the Company is an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

              (x) Except as set forth in the Registration Statement and the Prospectus, there are no actions, suits or proceedings pending or threatened against or affecting the Trust or the Company or any of its Subsidiaries or any of their respective officers in their capacity as such, before or by any Federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding would reasonably be expected to have a Material Adverse Effect.

              (y) Each of the Trust and the Company and each of its Subsidiaries has, and at the Closing Date will have, (i) all governmental licenses, permits, consents, orders, approvals and other authorizations necessary to carry on its business as contemplated in the Prospectus, (ii) complied in all respects with all laws, regulations and orders applicable to it or its business and (iii) performed all obligations required to be performed by it, and is not, and at the Closing Date will not be, in default, under any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement, lease, contract or other agreement or instrument (collectively, a "contract or other agreement") to which it is a party or by which its property is bound or affected; except in the case of (i),
(ii) or (iii) above, for such failures to possess, comply or perform as would not have a Material Adverse Effect. To the best knowledge of each of the Trust and the Company and each of its Subsidiaries, no other party under any contract or other agreement to which it is a party is in material default thereunder. None of the Trust, the Company nor any of its Subsidiaries is, nor at the Closing Date will any of them be, in violation of its respective Declaration, charter or by-laws.

              (z) No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required in connection with the authorization, issuance, transfer, sale or delivery of the Trust Securities by the Trust or the Guarantee and the Debentures by the Company, in connection with the execution, delivery and performance of this Agreement by the Trust and the Company or in connection with the taking by the Trust or the Company of any action contemplated hereby and in the Indenture, the Guarantee, the Preferred Securities and the Common Securities, except such as have been obtained under the Act, the Rules and Regulations, the Trust Indenture Act and the Trust Indenture Act Rules and Regulations and such as may be required under state securities or Blue Sky laws or the by-laws and rules of the National Association of Securities Dealers, Inc. (the "NASD") in connection with the purchase and distribution by the Underwriters of the Preferred Securities and such as may be required to be obtained subsequent to the Closing Date in connection with the performance by the Trust and the Company of the actions contemplated to be taken by each pursuant to such agreements and instruments.

              (aa) The Company and each of its Subsidiaries has valid, subsisting and enforceable leases for the properties described in the Registration Statement and the Prospectus as leased by it, with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such properties by the Company and such Subsidiaries.

              (ab) There is no document or contract of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required. All such contracts to which the Trust or the Company or any Subsidiary is a party have been duly authorized, executed and delivered by the Trust or the Company or such Subsidiary, constitute valid and binding agreements of the Trust or the Company or such Subsidiary and are enforceable against the Trust or the Company or such Subsidiary in accordance with the terms thereof (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law).

              (ac) No statement, representation, warranty or covenant made by the Trust or the Company in this Agreement, the Indenture or the Declaration or made in any certificate or document required by this Agreement to be delivered to the Representative[s] was or will be, when made, inaccurate, untrue or incorrect.

              (ad) Neither the Company nor the Trust nor any of their respective directors, officers, trustees or controlling persons has taken, directly or indirectly, any action designed, or which might reasonably be expected, to cause or result, under the Act or otherwise, in, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Preferred Securities.

              (ae) At the Closing Date, the Preferred Securities will be duly authorized for listing by the New York Stock Exchange, Inc. (the "NYSE") upon official notice of issuance.

              (af) Neither the Trust, the Company nor any of its Subsidiaries is involved in any material labor dispute nor, to the knowledge of the Trust or the Company, is any such dispute threatened.

              (ag) The Company and its Subsidiaries own, or are licensed or otherwise have the full right to use, all material trademarks and trade names which are used in or necessary for the conduct of their respective businesses as described in the Prospectus. No claims have been asserted by any person to the use of any such trademarks or trade names or challenging or questioning the validity or effectiveness of any such trademark or trade name except such claims as would not reasonably be expected to have a Material Adverse Effect. The use, in connection with the business and operations of the Company and its Subsidiaries of such trademarks and trade names does not, to the Company's knowledge, infringe on the rights of any person except such infringements as would not reasonably be expected to have a Material Adverse Effect.

              (ah) Neither the Trust, the Company nor any of its Subsidiaries nor, to the Trust's or the Company's knowledge, any employee or agent of the Trust, the Company or any Subsidiary has made any payment of funds of the Trust, the Company or any Subsidiary or received or retained any funds in violation of any law, rule or regulation or of a character required to be disclosed in the Prospectus.

         4. Agreements of the Trust and the Company. The Trust and the Company, jointly and severally, agree with the several Underwriters as follows:

              (a) The Company and the Trust will not, either prior to the Effective Date or thereafter during such period as a prospectus is required by law to be delivered in connection with sales of the Offered Securities by an Underwriter or dealer, file any amendment or supplement to the Registration Statement or the Prospectus, unless a copy thereof shall first have been submitted to the Representative[s] within a reasonable period of time prior to the filing thereof and the Representative[s] shall not have objected thereto in good faith.

              (b) The Trust and the Company will use their best efforts to cause the Registration Statement to become effective, and will notify the Representative[s] promptly, and will confirm such advice in writing, (1) when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective, (2) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (3) of the issuance by the Commission of any Stop Order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose or the threat thereof, (4) of the happening of any event during the period mentioned in the second sentence of Section 4(e) that in the judgment of the Trust or the Company makes any statement made in the Registration Statement or the Prospectus untrue or that requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein, in the light of the circumstances in which they are made, not misleading, and (5) of receipt by the Trust or the Company or any representative or attorney of the Trust or the Company of any other communication from the Commission relating to the Trust or the Company, the Registration Statement, any preliminary prospectus or the Prospectus. If at any time the Commission shall issue any order suspending the effectiveness of the Registration Statement, the Trust and the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible moment. The Trust and the Company will use their best efforts to comply with the provisions of and make all requisite filings with the Commission pursuant to Rule 430A, if any, and to notify the Representative[s] promptly of all such filings.

              (c) The Trust or the Company will promptly furnish to the Representative[s], without charge, two signed copies of the Registration Statement and of any post-effective amendment thereto, including financial statements and schedules, and all exhibits thereto (including any document filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus) and will furnish to the Representative[s], without charge, for transmittal to each of the other Underwrites, a copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules.

              (d) The Trust and the Company will comply with all the provisions of any undertakings contained in the Registration Statement.

              (e) On the Effective Date, and thereafter from time to time, the Company will deliver to each of the Underwriters, without charge, as many copies of the preliminary prospectus and Prospectus and any amendment or supplement thereto, as the Representative[s] may reasonably request. The Company and the Trust consent to the use of the preliminary prospectus or Prospectus and any amendment or supplement thereto, as the case may be, by the several Underwriters and by all dealers to whom the Offered Securities may be sold, both in connection with the offering or sale of the Offered Securities and for any period of time thereafter during which the Prospectus is required by law to be delivered in connection therewith. If during such period of time any event shall occur which in the judgment of the Company, the Trust or counsel to the Underwriters should be set forth in the Prospectus in order to make any statement therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Prospectus to comply with law, the Company will forthwith prepare and duly file with the Commission an appropriate supplement or amendment thereto, and will deliver to each of the Underwriters, without charge, such number of copies thereof as the Representative[s] may reasonably request. The Company shall not file any document under the Exchange Act before the termination of the offering of the Offered Securities by the Underwriters if such document would be deemed to be incorporated by reference into the Prospectus which is not approved by the Representative[s] after reasonable notice thereof.

              (f) Prior to any public offering of the Offered Securities by the Underwriters, the Trust and the Company will cooperate with the Representative[s] and counsel to the Underwriters in connection with the registration or qualification of the Offered Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representative[s] may request; provided, that in no event shall the Trust or the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general service of process in any jurisdiction where it is not now so subject.

              (g) During the period of five years commencing on the Effective Date, the Company will furnish to the Representative[s] and each other Underwriter who may so request copies of such financial statements and other periodic and special reports as the Company may from time to time distribute generally to the holders of any class of its capital stock, and will furnish to the Representative[s] and each Underwriter who may so request a copy of each annual or other report it shall be required to file with the Commission.

              (h) The Company will make generally available to holders of the Preferred Securities and the Representative[s] as soon as may be practicable but in no event later than the last day of the fifteenth full calendar month following the calendar quarter in which the Effective Date falls, an earnings statement (which need not be audited but shall be in reasonable detail) for a period of 12 months ended commencing after the Effective Date, and satisfying the provisions of Section 11(a) of the Act (including Rule 158 of the Rules and Regulations).

              (i) The Trust will apply the net proceeds from the offering and sale of the Preferred Securities in the manner set forth in the Prospectus under the caption "Use of Proceeds."

              (j) During a period of [30] days from the date hereof, neither the Trust nor the Company will, without the Representative's prior written consent, directly or indirectly, sell, offer to sell, contract to sell, grant any option for the sale of, or otherwise dispose of, any Preferred Securities, any security convertible into or exchangeable into or exercisable for, Preferred Securities or Debentures or any debt securities substantially similar to the Debentures or any equity securities substantially similar to the Preferred Securities, except for the Debentures and Preferred Securities offered hereby.

              (k) The Trust and the Company will use every reasonable effort to effect and maintain the listing of the Preferred Securities on the NYSE and to file with the

NYSE all documents and notices required by the NYSE of issuers that have securities quoted on such exchange.

              (l) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay or cause to be paid or will reimburse if paid by the Representative[s] all costs and expenses incident to the performance of the obligations of the Trust and the Company under this Agreement, including but not limited to costs and expenses of or relating to (1) the preparation, printing and filing of the Registration Statement and exhibits to it, each preliminary prospectus, the Prospectus, any amendment or supplement to the Registration Statement or the Prospectus and the Indenture, (2) the preparation and delivery of certificates representing the Preferred Securities, (3) the printing of this Agreement, the Agreement Among Underwriters, any Dealer Agreements and any Underwriters' Questionnaire, (4) furnishing (including cost of shipping, mailing and courier) such copies of the Registration Statement, the Prospectus and any preliminary prospectus, and all amendments and supplements thereto, as may be requested for use in connection with the offering and sale of the Offered Securities by the Underwriters or by dealers to whom Preferred Securities may be sold, (5) the listing of the Preferred Securities on the NYSE, (6) any filings required to be made by the Underwriters with the NASD, and the fees, disbursements and other charges of counsel for the Underwriters in connection therewith, (7) the registration or qualification of the Offered Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions designated pursuant to Section 4(f), including the fees, disbursements and other charges of counsel to the Underwriters in connection therewith, and the preparation and printing of preliminary, supplemental and final Blue Sky memoranda, (8) counsel to the Company, (9) the transfer agent and registrar for the Trust Securities, (10) the rating of the Debentures by one or more rating agencies, (11) the Debt Trustee under the Indenture, the Guarantee Trustee under the Guarantee, the Property Trustee, the Delaware Trustee and the Regular Trustees under the Declaration and any agents of such trustees and the fees, disbursements and other charges of counsel for such trustees in connection with the Indenture, the Guarantee, the Declaration and the Debentures, and (12) the Accountants.

              (m) If this Agreement shall be terminated by the Company or the Trust pursuant to any of the provisions hereof (other than pursuant to Section
8) or if for any reason the Company or the Trust shall be unable to perform its obligations hereunder, the Company or the Trust will reimburse the several Underwriters for all out-of-pocket expenses (including the fees, disbursements and other charges of counsel to the Underwriters) reasonably incurred by them in connection herewith.

              (n) The Company and the Trust will not at any time, directly or indirectly, take any action intended, or which might reasonably be expected, to cause or result in, or which will constitute, stabilization of the price of the Preferred Securities to facilitate the sale or resale of any of the Preferred Securities.

              (o) The Company will not claim the benefit of any usury law against any holders of Debentures or Preferred Securities.

         5. Conditions of Obligations of the Underwriters. The obligations of each Underwriter hereunder are subject to the following conditions:

              (a) Notification that the Registration Statement has become effective shall be or have been received by the Representative[s] not later than 5:00 P.M., New York City time, on the date of this Agreement or at such later date and time as shall be consented to in writing by the Representative[s] and all filings required by Rule 424 of the Rules and Regulations and Rule 430A shall have been made.

              (b) (i) No Stop Order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall be pending or threatened by the Commission; (ii) no order suspending the effectiveness of the Registration Statement or the qualification or registration of the Offered Securities under the securities or Blue Sky laws of any jurisdiction shall be in effect and no proceeding for such purpose shall be pending before or threatened or contemplated by the Commission or the authorities of any such jurisdiction, (iii) any request for additional information on the part of the staff of the Commission or any such authorities shall have been complied with to the satisfaction of the staff of the Commission or such authorities, and (iv) after the date hereof no amendment or supplement to the Registration Statement or the Prospectus shall have been filed unless a copy thereof was first submitted to the Representative[s] and the Representative[s] did not object thereto in good faith, and the Representative[s] shall have received a certificate dated the Closing Date and signed by the chief executive officer or a vice president and the principal financial or accounting officer of the Company (who may, as to proceedings threatened, rely upon the best of their information and belief), to the effect of clauses (i), (ii) and (iii).

              (c) Since the respective dates as of which information is given in the Registration Statement and the Prospectus (i) there shall not have been a material adverse change in the general affairs, business, business prospects, properties, management, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, considered as one enterprise, whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in or contemplated by the Registration Statement and the Prospectus, and (ii) neither the Company nor any of its Subsidiaries shall have sustained any material loss or interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Registration Statement and the Prospectus, if in the judgment of the Representative[s] any such development makes it impracticable or inadvisable to consummate the sale and delivery of the Offered Securities by the Underwriters in accordance with the terms hereof and thereof.

              (d) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall have been no litigation or other proceeding instituted against the Trust, the Company or any of its Subsidiaries or any of their respective officers or directors in their capacities as such, before or by any Federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, in which litigation or proceeding an unfavorable ruling, decision or finding would materially and adversely affect the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries taken as a whole.

              (e) Each of the representations and warranties of the Company and the Trust contained herein shall be true and correct in all material respects on the Closing Date and, with respect to the Option Securities, on the Option Closing Date, if applicable, as if made on the Closing Date, or on the Option Closing Date, if applicable, and all covenants and agreements herein contained to be performed on the part of the Trust and the Company and all conditions herein contained to be fulfilled or complied with by the Company or the Trust on or prior to the Closing Date and, with respect to the Option Securities, on or prior to the Option Closing Date, if applicable, shall have been duly performed, fulfilled or complied with.

              (f) The Representative[s] shall have received an opinion of Cravath, Swaine & Moore, counsel for the Trust and the Company, dated the Closing Date and with respect to the Option Securities, the Option Closing Date, to the effect set forth in Exhibit A hereto, addressed to the Underwriters.

              (g) The Representative[s] shall have received an opinion of Cravath, Swaine & Moore, special tax counsel for the Trust and the Company, dated the Closing Date and with respect to the Option Securities, the Option Closing Date, to the effect set forth in Exhibit D hereto, addressed to the Underwriters.

              (h) The Representative[s] shall have received an opinion of Theodore A. Levine, General Counsel of the Company, dated the Closing Date and with respect to the Option Securities, the Option Closing Date, to the effect set forth in Exhibit B hereto, addressed to the Underwriters.

              (i) The Representative[s] shall have received an opinion of Richards, Layton & Finger, special Delaware counsel to the Trust, dated the Closing Date and with respect to the Option Securities, the Option Closing Date, to the effect set forth in Exhibit C hereto, addressed to the Underwriters.

              (j) On the Closing Date, the Representative[s] shall have received a certificate of the Company, in its capacity as Sponsor of the Trust and on its own behalf, and of the chief financial officer, the controller or the treasurer of the Company, dated the Closing Date, to the effect that the conditions set forth in this Section 5 have been satisfied, that as of the date hereof and on the Closing Date, the representations and warranties of the Trust and the Company set forth in Section 3 hereof are true and correct in all material respects, and that on the Closing Date, each of the covenants and obligations of the Trust and the Company to be performed hereunder on or prior to the Closing Date have been duly performed in all material respects. In addition, such certificate shall state that the signer of such certificate has carefully examined the Registration Statement and the Prospectus (including the documents incorporated by reference therein) and (A) as of the date of such certificate, such documents are true and correct in all material respects and do not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not untrue or misleading and (B) in the case of the certificate delivered on the Closing Date and the Option Closing Date, if applicable, since the Effective Date no event has occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein not untrue or misleading in any material respect and there has been no document required to be filed under the Exchange Act and the rules and regulations thereunder that upon such filing would be deemed to be incorporated by reference into the Prospectus that has not been so filed.

              (k) Concurrently with the execution and delivery of this Agreement, Ernst & Young LLP shall have furnished to the Representative[s] a letter, dated the date of its delivery, addressed to the Representative[s] and in form and substance satisfactory to the Representative[s], confirming that they are independent accountants with respect to the Trust and the Company as required by the Act and the Rules and Regulations and with respect to the financial and other statistical and numerical information contained in the Registration Statement or incorporated by reference therein. On the Closing Date and, as to the Option Securities, the Option Closing Date, if applicable, Ernst & Young LLP shall have furnished to the Representative[s] a letter, dated the date of its delivery, which shall confirm, on the basis of a review in accordance with the procedures set forth in the letter from Ernst & Young LLP, that nothing has come to their attention during the period from the date of the letter referred to in the prior sentence to a date (specified in the letter) not more than three days prior to the Closing Date and the Option Closing Date, if applicable, which would require any change in their letter dated the date hereof if it were required to be dated and delivered on the Closing Date and the Option Closing Date, if applicable.

              (l) The Representative[s] shall have received an opinion, dated the Closing Date, and, with respect to the Option Securities, the Option Closing Date, from Brown & Wood LLP, counsel to the Underwriters, with respect to the Registration Statement, the Prospectus, and this Agreement, which opinion shall be satisfactory in all respects to the Representative[s].

              (m) The NASD, upon review of the terms of the public offering of the Preferred Securities, shall have no objections to the fairness of the underwriting terms and arrangements of the offering.

              (n) The Offered Securities shall be qualified for sale in such states as the Representative[s] may reasonably request, each such qualification shall be in effect and not subject to any Stop Order or other proceeding on the Closing Date or the Option Closing Date, if applicable.

              (o) Prior to the Closing Date, the Preferred Securities shall have been duly authorized for listing by the NYSE upon official notice of issuance.

              (p) The Trust and the Company shall have furnished to the Representative[s] such certificates, in addition to those specifically mentioned herein, as the Representative[s] may have reasonably requested as to the accuracy and completeness on the Closing Date and the Option Closing Date, if applicable, of any statement in the Registration Statement or the Prospectus or any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus, as to the accuracy on the Closing Date and the Option Closing Date, if applicable, of the representations and warranties of the Trust and the Company herein, as to the performance by the Trust and the Company of their respective obligations hereunder, or as to the fulfillment of the conditions concurrent and precedent to the obligations hereunder of the Representative[s].

              (q) If any of the conditions specified in this Section 5 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to the Representative[s] or to Underwriters' Counsel pursuant to this Section 5 shall not be in all material respects reasonably satisfactory in form and scope to the Representative[s] and to counsel for the Underwriters, all of the Underwriters' obligations hereunder may be canceled by the Representative[s] on, or at any time prior to, the Closing Date. Notice of such cancellation shall be given to the Trust and the Company in writing, or by telephone, telex or telecopy, confirmed in writing.

         6.   Indemnification.

              (a) The Trust and the Company, jointly and severally, will indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person, if any, who controls each Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, liabilities, expenses and damages (including any and all investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding between any of the indemnified parties and any indemnifying parties or between any indemnified party and any third party, or otherwise, or any claim asserted), to which any Underwriter, or any such person, may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus or the omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it not misleading, provided that neither the Company nor the Trust will be liable to the extent that such loss, claim, liability, expense or damage arises from the sale of the Offered Securities in the public offering to any person by an Underwriter and is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company or the Trust by the Representative[s] on behalf of any Underwriter expressly for inclusion in the Registration Statement, any preliminary prospectus or the Prospectus. This indemnity agreement will be in addition to any liability which the Trust and the Company might otherwise have including under this Agreement.

              (b) Each Underwriter will indemnify and hold harmless (i) the Trust, the Trustees, its officers who sign the Registration Statement and any person controlling the Trust with the meaning of Section 15 of the Act or
Section 20 of the Exchange Act and (ii) the Company, its directors, its officers who shall have signed the Registration Statement, and each other person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, in each case to the same extent as the foregoing indemnity from the Trust and the Company to each Underwriter, but only insofar as losses, liabilities, claims, expenses or damages arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission, made in reliance on and in conformity with written information furnished to the Trust or the Company by the Representative[s] expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus. This indemnity will be in addition to any liability that each Underwriter may otherwise have, including under this Agreement; provided, however,that in no case shall any Underwriter be liable or responsible for any amount in excess of the compensation payable to such Underwriter pursuant to Section 1(c) hereof.

              (c) Any party that proposes to assert the right to be indemnified under this Section 6 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 6, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve it from any liability that it may have to any indemnified party under the foregoing provisions of this Section 6 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party), or (4) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld). No indemnifying party shall, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated by this Section 6 (whether or not any indemnified party is a party thereto), unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising or that may arise out of such claim, action or proceeding.

              (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 6 is applicable in accordance with its terms but for any reason is held to be unavailable from the Trust and the Company or the Underwriters, the Trust, the Company and the Underwriters shall contribute to the aggregate losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Trust or the Company, any contribution received by the Trust or the Company from persons other than the Underwriters, such as persons who control the Trust or the Company within the meaning of the Act and directors and officers of the Company) to which the Trust, the Company and any one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Trust and the Company on the one hand and the Underwriters on the other. The relative benefits received by the Trust and the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Trust bear to the total compensation received by the Underwriters pursuant to Section 1(c) hereof, respectively, in each case as set forth in the table on the cover page of the Prospectus. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Trust and the Company on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. The relative fault of the Trust and the Company on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact related to information supplied by the Trust or the Company or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Trust, the Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 6(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense or damage, or action in respect thereof, referred to above in this Section 6(d) shall be deemed to include, for purpose of this Section 6(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(d), no Underwriter shall be required to contribute any amount in excess of the compensation received by it pursuant to Section 1(c) hereof, and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 6(d) are several in proportion to their respective underwriting obligations and not joint. For purposes of this Section 6(d), any person who controls a party to this Agreement within the meaning of the Act will have the same rights to contribution as that party, and each officer of the Trust and the Company who signed the Registration Statement will have the same rights to contribution as the Trust and the Company, respectively, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 6(d), will notify any such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 6(d). No party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

              (e)  The indemnity and contribution agreements contained in this
Section 6 and the representations and warranties of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the Underwriters, (ii) acceptance of any of the Offered Securities and payment therefor, or (iii) any termination of this Agreement.

         7. Termination. The obligations of the several Underwriters under this Agreement may be terminated at any time on or prior to the Closing Date (or, with respect to the Option Securities, on or prior to the Option Closing
Date), by notice to the Trust and the Company from the Representative[s], without liability on the part of any Underwriter to the Trust or the Company, if, prior to delivery and payment for the Preferred Securities (or the Option Securities, as the case may be), in the sole judgment of the Representative[s],
(i) trading in any of the equity securities of the Company shall have been suspended by the Commission, by an exchange that lists the Preferred Securities or by the Nasdaq Stock Market, (ii) trading in securities generally on the NYSE shall have been suspended or limited or minimum or maximum prices shall have been generally established on such exchange, or additional material governmental restrictions, not in force on the date of this Agreement, shall have been imposed upon trading in securities generally by such exchange or by order of the Commission or any court or other governmental authority, (iii) a general banking moratorium shall have been declared by either Federal or New York State authorities, or (iv) any material adverse change in the financial or securities markets in the United States or in political, financial or economic conditions in the United States or any outbreak or material escalation of hostilities or declaration by the United States of a national emergency or war or other calamity or crisis shall have occurred, the effect of any of which is such as to make it, in the sole judgment of the Representative[s], impracticable or inadvisable to market the Offered Securities on the terms and in the manner contemplated by the Prospectus.

         8. Substitution of Underwriters. If any one or more of the Underwriters shall fail or refuse to purchase any of the Firm Securities which it or they have agreed to purchase hereunder, and the aggregate principal amount of Firm Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of Firm Securities, the other Underwriters shall be obligated, severally, to purchase the Firm Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase, in the proportions which the principal amount of Firm Securities which they have respectively agreed to purchase pursuant to Section 1 bears to the aggregate principal amount of Firm Securities which all such non-defaulting Underwriters have so agreed to purchase, or in such other proportions as the Representative[s] may specify; provided that in no event shall the maximum principal amount of Firm Securities which any Underwriter has become obligated to purchase pursuant to Section 1 be increased pursuant to this Section 8 by more than one-ninth of the principal amount of Firm Securities agreed to be purchased by such Underwriter without the prior written consent of such Underwriter. If any Underwriter or Underwriters shall fail or refuse to purchase any Firm Securities and the aggregate principal amount of Firm Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase exceeds one-tenth of the aggregate principal amount of the Firm Securities and arrangements satisfactory to the Representative[s] and the Trust and the

Company for the purchase of such Firm Securities are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Trust and the Company for the purchase or sale of any Preferred Securities under this Agreement. In any such case either the Representative[s] or the Trust and the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken pursuant to this Section 8 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

         9. Miscellaneous. Notice given pursuant to any of the provisions of this Agreement shall be in writing and, unless otherwise specified, shall be mailed or delivered (a) if to the Trust, at 1285 Avenue of the Americas, New York, New York, 10019 Attention: Treasurer, Paine Webber Group, Inc., or (b) if to the Company, at the office of the Company, 1285 Avenue of the Americas, New York, New York, Attention: Treasurer, Paine Webber Group, Inc., or (c) if to the Underwriters, to the Representative[s] at the offices of PaineWebber Incorporated, 1285 Avenue of the Americas, New York, New York 10019, Attention:
Corporate Finance Department. Any such notice shall be effective only upon receipt. Any notice under Section 8 or 9 may be made by telex or telephone, but if so made shall be subsequently confirmed in writing.

         This Agreement has been and is made solely for the benefit of the several Underwriters and the Trust and the Company and of the controlling persons, directors and officers referred to in Section 6, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" as used in this Agreement shall not include a purchaser, as such purchaser, of Offered Securities from any of the several Underwriters.

         All representations, warranties and agreements of the Trust and the Company contained herein or in certificates or other instruments delivered pursuant hereto, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any of their controlling persons and shall survive delivery of and payment for the Preferred Securities hereunder.

         THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE.

         This Agreement may be signed in two or more counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

         In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         The Trust, the Company and the Underwriters each hereby irrevocably waive any right they may have to trial by jury in respect of any claim based upon or arising out of this Agreement or the transactions contemplated hereby.

         This Agreement may not be amended or otherwise modified or any provision hereof waived except by an instrument in writing signed by the Representative[s], the Trust and the Company.

         Please confirm that the foregoing correctly sets forth the agreement among the Trust, the Company and the several Underwriters.

                                            Very truly yours,

                                            PWG CAPITAL TRUST [ ]
                                              a Delaware business trust

                                            By: PAINE WEBBER GROUP INC.
                                                     as Sponsor


                                            By: _______________________________
                                                Title:


                                            PAINE WEBBER GROUP INC.


                                            By: _______________________________
                                                Title:


Confirmed as of the date first
above mentioned:

PAINEWEBBER INCORPORATED
[Other Representatives]
Acting on behalf of [itself] [themselves] and as the Representative[s] of the other several Underwriters named in Schedule I hereof.

By:  PAINEWEBBER INCORPORATED


By:  _______________________________
     Title:

                                   SCHEDULE I

                                  UNDERWRITERS

                                                             Number of
                                                               Firm
                                                             Securities
      Name of                                                  to be
   Underwriters                                              Purchased


PaineWebber Incorporated
                                                             ----------

     Total ...............................
                                                             ==========

                                    EXHIBIT A

                                       TO

                             UNDERWRITING AGREEMENT



                                     FORM OF
                       OPINION OF CRAVATH, SWAINE & MOORE

                                    [TO COME]

                                    EXHIBIT B
                                       TO
                             UNDERWRITING AGREEMENT



                               FORM of OPINION of
                  [General Counsel of Paine Webber Group Inc.]


                                    [TO COME]

                                    EXHIBIT C
                                       TO
                             UNDERWRITING AGREEMENT

                               FORM OF OPINION OF
                            RICHARDS, LAYTON & FINGER
                            SPECIAL DELAWARE COUNSEL

                                         _________ __, 1996


To Each of the Persons Listed
on Schedule I Hereto

              Re:  PWG Capital Trust [  ]

Ladies and Gentlemen:

              We have acted as special Delaware counsel for PWG Capital Trust
[ ], a Delaware business trust (the "Trust"), in connection with the matters set forth herein. At your request, this opinion is being furnished to you.

              For purposes of giving the opinions hereinafter set forth, our examination of documents has been limited to the examination of originals or copies of the following:

              (a) The Certificate of Trust of the Trust, dated as of _________ __, 1996 (the "Certificate"), as filed in the office of the Secretary of State of the State of Delaware (the "Secretary of State") on __________ __, 1996;

              (b) The Declaration of Trust of the Trust, dated as of _________ __, 1996, among Paine Webber Group Inc., a Delaware corporation ("Paine Webber"), and the trustees of the Trust named therein;

              (c) The Amended and Restated Declaration of Trust of the Trust, dated as of _______ __, 1996 (including Exhibits __, __ and __ thereto) (the "Declaration"), among Paine Webber, the trustees of the Trust named therein (collectively, the "Trustees") and the holders, from time to time, of undivided beneficial interests in the assets of the Trust;

              (d) The Underwriting Agreement, dated ____________, 1996 (the "Underwriting Agreement"), among the Trust, Paine Webber and PaineWebber Incorporated, individually and as Representative[s] of the several underwriters named in Schedule I thereto (the "Underwriters");

              (e) The Prospectus, dated ____________, 1996 (the "Prospectus"), relating to the issuance of ___ shares of the __% Preferred Trust Securities of the Trust representing preferred undivided beneficial interests in the assets of Trust (each, a "Preferred Security" and collectively, the "Preferred Securities"); and

              (f) A Certificate of Good Standing for the Trust, dated the date hereof, obtained from the Secretary of State.

         Initially capitalized terms used herein and not otherwise defined are used as defined in the Declaration.

         For purposes of this opinion, we have not reviewed any documents other than the documents listed in paragraphs (a) through (f) above. In particular, we have not reviewed any document (other than the documents listed in paragraphs
(a) through (f) above) that is referred to in or incorporated by reference into the documents reviewed by us. We have assumed that there exists no provision in any document that we have not reviewed that is inconsistent with the opinions stated herein. We have conducted no independent factual investigation of our own but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

         With respect to all documents examined by us, we have assumed (i) the authenticity of all documents submitted to us as authentic originals, (ii) the conformity with the originals of all documents submitted to us as copies or forms, and (iii) the genuineness of all signatures.

         For purposes of this opinion, we have assumed (i) that the Declaration constitutes the entire agreement among the parties thereto with respect to the subject matter thereof, including with respect to the creation, operation,and termination of the Trust, and that the Declaration and the Certificate are in full force and effect and have not been amended, (ii) except to the extent provided in paragraph 1 below, the due creation, due formation or due organization, as the case may be, and valid existence in good standing of each party to the documents examined by us under the laws of the jurisdiction governing its creation, formation or organization, (iii) the legal capacity of each natural person who is a party to the documents examined by us, (iv) except to the extent provided in paragraph 4 below, that each of the parties to the documents examined by us has the power and authority to execute and deliver, and to perform its obligations under, such documents, (v) except to the extent provided in paragraph 5 below, that each of the parties to the documents examined by us has duly authorized, executed and delivered such documents, (vi) the receipt by each Person to whom a Preferred Security is to be issued by the Trust (the "Holders") of a Preferred Securities Certificate for such Preferred Security and the payment for the Preferred Security acquired by it, in accordance with the Declaration and the Prospectus, (vii) that the

Preferred Securities are issued and sold to the Holders in accordance with the Declaration and the Prospectus, (viii) that the Trust derives no income from or connected with sources within the State of Delaware and has no assets, activities (other than having a Delaware trustee as required by the Delaware Business Trust Act and the filing of documents with the Secretary of State) or employees in the State of Delaware, and (ix) that the Trust is treated as a grantor trust for federal income tax purposes. We have not participated in the preparation of the Prospectus and assume no responsibility for its contents.

         This opinion is limited to the laws of the State of Delaware (excluding the securities laws of the State of Delaware), and we have not considered and express no opinion on the laws of any other jurisdiction, including federal laws and rules and regulations relating thereto. Our opinions are rendered only with respect to Delaware laws and rules, regulations and orders thereunder that are currently in effect.

         Based upon the foregoing, and upon our examination of such questions of law and statutes of the State of Delaware as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

         1. The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act, and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made.

         2. Under the Delaware Business Trust Act and the Declaration, the Trust has the trust power and authority to own its property and conduct its business, all as described in the Prospectus.

         3. The Declaration constitutes a valid and binding obligation of Paine Webber and the Trustees, and is enforceable against Paine Webber and the Trustees, in accordance with its terms.

         4. Under the Delaware Business Trust Act and the Declaration, the Trust has the trust power and authority (i) to execute and deliver, and to perform its obligations under, the Underwriting Agreement, and (ii) to issue and perform its obligations under the Preferred Securities.

         5. Under the Delaware Business Trust Act and the Declaration, the execution and delivery by the Trust of the Underwriting Agreement and the performance by the Trust of its obligations thereunder, have been duly authorized by all necessary trust action on the part of the Trust.

         6. The Preferred Securities have been duly authorized by the Declaration and are duly and validly issued and, subject to the qualifications set forth herein, fully paid and nonassessable undivided beneficial interests in the assets of the Trust and are entitled to the benefits of the Declaration. The Holders, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. We note that the Holders may be obligated, pursuant to the Declaration, (i) to provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers or exchanges of Preferred Securities Certificates and the issuance of replacement Preferred Securities Certificates, and (ii) to provide security or indemnity in connection with requests of or directions to the Property Trustee to exercise its rights and powers under the Declaration.

         7. The Common Securities have been duly authorized by the Declaration and, when issued and sold in accordance with the Declaration, represent validly issued beneficial interests in the assets of the Trust.

         8. Under the Delaware Business Trust Act, the certificate attached to the Declaration as Exhibit is an appropriate form of certificate to evidence ownership of the Preferred Securities.

         9. Under the Delaware Business Trust Act and the Declaration, the issuance of the Preferred Securities is not subject to preemptive rights.

         10. The issuance and sale by the Trust of the Preferred Securities, the execution, delivery and performance by the Trust of the Underwriting Agreement, the consummation by the Trust of the transactions contemplated thereby and compliance by the Trust with its obligations thereunder do not violate (i) any of the provisions of the Certificate or the Declaration, or (ii) any applicable Delaware law or administrative regulation.

         11. No authorization, approval, consent or order of any Delaware court or Delaware governmental authority or agency is required to be obtained by the Trust solely in connection with the issuance and sale of the Preferred Securities.

         12. The Holders of the Preferred Securities (other than those Holders who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Trust, and the Trust will not be liable for any income tax imposed by the State of Delaware.

         The opinion expressed in paragraph 3 above is subject, as to enforcement, to the effect upon the Declaration of (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent transfer and other similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

         We consent to your relying as to matters of Delaware law upon this opinion in connection with the Underwriting Agreement. We also consent to __________'s relying as to matters of Delaware law upon this opinion in connection with opinions to be rendered by them to the Underwriters pursuant to the Underwriting Agreement. Except as stated above, without our prior written consent, this opinion may not be furnished or quoted to, or relied upon by, any other person for any purpose.

                                            Very truly yours,

                                  EXHIBIT D
                                      TO
                            UNDERWRITING AGREEMENT

                              FORM OF OPINION OF

                           CRAVATH, SWAINE & MOORE
             (special tax counsel for the Trust and the Company)

                                  [TO COME]







                                     D-1